SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                             ____________

                               FORM 8-K

                            CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF

                  THE SECURITIES EXCHANGE ACT OF 1934

                             ____________

   Date of Report (Date of Earliest Event Reported):  September 8, 1997


                          ROANOKE GAS COMPANY
        (Exact name of Registrant as specified in its charter)


        Virginia                  0-367                  54-0359895
     (State or other           (Commission              (IRS Employer
     jurisdiction of           File Number)           Identification No.)
     incorporation)


          519 Kimball Avenue, N.E.
                Roanoke, Virginia                        24016
    (Address of principal executive offices)           (Zip Code)


  Registrant's telephone number, including area code: (540) 983-3800



- ----------------------------------------------------------------------------
     (Former name or former address, if changed since last report)

Item 5.         Other Events.
- ------          ------------

     Roanoke Gas Company has agreed to acquire U. S. Gas, Inc., which provides propane services in the Bedford and Smith Mountain Lake areas of Virginia.

     U. S. Gas, founded in 1992, is owned and operated by Bill Lawson, who will join the operation of Highland Propane, a wholly owned subsidiary of Roanoke Gas Company. Roanoke Gas will acquire the operations of U. S. Gas by an asset purchase for common stock of Roanoke Gas. Closing on the transaction is pending State Corporation Commission approval of the issuance of shares by Roanoke Gas Company; however Highland has taken over the management operations of U. S. Gas in the interim.

     U. S. Gas has experienced significant growth in the last several years, and the company needed to combine with a larger company to handle the increasing volume, Lawson said. The company has approximately 500 customers.

     "Highland is the best fit for us," he said. Highland has a larger fleet to ensure a reliable delivery schedule and offers customers flexible payment options and supply diversity.

     U. S. Gas has commercial, industrial and residential customers in Bedford City, Bedford County and on the Franklin County side of Smith Mountain Lake. Highland Propane was attracted to this area because of its rapid growth potential.

     With the acquisition, Highland will have increased its number of customers by 2,500 this fiscal year, said Frank Farmer, President. "Our propane customer growth will exceed 30 percent, and this will be our strongest growth year since 1978, when Highland was founded."

     Based on preliminary indications, Highland should experience another year of strong growth in 1997-98, said Farmer. Propane is popular as a home heating fuel, Farmer said. "Propane has become the energy of choice where natural gas is not available."

     Customers of U. S. Gas also will have the opportunity to purchase stock in Roanoke Gas, Highland's parent company, through Roanoke Gas' customer stock purchase plan.

     Highland is one of the largest locally owned and operated propane companies in Virginia. The Company serves an area from Lynchburg, Virginia to Beckley, West Virginia and from the North Carolina line to Lexington, Virginia.

     Roanoke Gas Company has approximately 60,000 customers through its natural gas distribution companies that serve the Roanoke Valley and Bluefield area, and Highland Propane, which serves the Roanoke Valley, southwestern Virginia and southern West Virginia. The Company's stock is listed on the NASDAQ stock market, trading symbol RGCO.

                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               ROANOKE GAS COMPANY



                               By /s John B. Williamson, III
                                  -------------------------------------
                                  John B. Williamson, III
                                  Vice President of Rates and Finance


Date:  September 8, 1997